MANNING & NAPIER FUND, INC.

Supplement dated June 17, 2013 to the Prospectus (the “Prospectus”) dated March 1, 2013 for the following Series and Classes:

Dividend Focus Series – Class S and I

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	The “Portfolio Managers” section of the summary section of the Prospectus is hereby deleted and replaced by the following:

Portfolio Managers

A portfolio management team made up of investment professionals and analysts employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team.

Jeffrey S. Coons, Ph.D., CFA®

President and Co-Director of Research, has managed the Series since 2008.

Christopher F. Petrosino, CFA®

Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2008.

Richard J. Schermeyer, III, CFA®

Junior Analyst, has managed the Series since 2012.

Jeffrey M. Tyburski, CFA®

Senior Analyst, has managed the Series since 2012.

2.	In addition, the “Portfolio Managers” sub-section of the “Management” section of the Prospectus is hereby deleted and replaced by the following:

Portfolio Managers

The Dividend Focus Series Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The Team consists of investment professionals and analysts from the Advisor’s Quantitative Strategies Group. All investment recommendations are approved by at least one member of the Dividend Focus Series Portfolio Management Team, and the portfolio is managed under the oversight of the Advisor’s Senior Research Group, which has oversight of all investment products managed by the Advisor. The Dividend Focus Series Portfolio Management Team includes:

Jeffrey S. Coons, Ph.D., CFA®

President and Co-Director of Research

Joined the Advisor in 1993. Co-Director of Research since 2002. Member of Senior Research Group since 1993. President since 2010. Member of Dividend Focus Series Research Team since 2008.

Christopher F. Petrosino, CFA®

Senior Analyst/Managing Director of Quantitative Strategies Group

Joined the Advisor in 2001. Senior Analyst since 2009. Managing Director and member of Senior Research Group since 2012.

Richard J. Schermeyer, III, CFA®

Junior Analyst

Joined the Advisor in 2004. Junior Analyst since 2012. Member of Dividend Focus Research Team since 2012. Previous positions held in last five years: Research Assistant, 2006 – 2008; Research Associate, 2008 – 2009; Senior Research Associate, 2010 – 2011.

Jeffrey Tyburski, CFA®

Senior Analyst

Joined the Advisor in 1999. Senior Analyst since 2002. Member of Dividend Focus Series Research Group since 2012.

The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp DF 06/2013